T. Rowe Price Real Assets Fund

Supplement to prospectus dated May 1, 2012

The first paragraph under “Management” in the fund’s summary in Section 1 is deleted and replaced with the following:

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-Adviser T. Rowe Price Singapore Private Ltd. (Price Singapore)

On page 24, the information under “Investment Adviser” is deleted and replaced with the following:

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2012, T. Rowe Price and its affiliates managed approximately $577 billion for more than 11 million individual and institutional investor accounts.

T. Rowe Price has entered into a sub-advisory agreement with Price Singapore under which Price Singapore is authorized to facilitate securities trading and make discretionary investment decisions on behalf of the fund. Price Singapore is licensed with the Monetary Authority of Singapore and is registered as an investment adviser with the SEC. Price Singapore serves as a sub-adviser to investment companies and may provide investment management services to other institutional clients. Price Singapore is a subsidiary of T. Rowe Price and its address is No. 290 Orchard Road, #14-04 Paragon, Singapore 238859.

The date of this supplement is February 7, 2013.

F176-041 2/7/13